SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                October 7, 2005
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                          NANOPIERCE TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


              Nevada                  33-19598-D               84-0992908
  ----------------------------------------------------------------------------
   (State or other jurisdiction   (Commission File           (IRS Employer
         of incorporation)              Number)          Identification Number)


                          370 17th Street, Suite 3640
                             Denver, Colorado 80202
             -------------------------------------------------------
              (Address of principal executive offices) (Zip Code)


                                 (303) 592-1010
             ------------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)
[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
       240.14a-12)
[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))
[_] Pre- commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                            SECTION 7 - REGULATION FD

ITEM 7.01  REGULATION FD DISCLOSURE.

Shareholder Letter

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On October 7, 2005, NanoPierce Technologies, Inc. posted a Letter to the Shareholders of NanoPierce Technologies, Inc. discussing the BioAgra, LLC Joint Venture on its corporate website. The text of the letter is attached hereto as
Exhibit  99.1.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

               (c) Exhibits: The following exhibits are hereby filed as part of this report on Form 8-K. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-B.


EXHIBIT NO.                             DESCRIPTION

   99.1* Form of Shareholder Letter, dated as of October 7, 2005 discussing BioAgra, LLC joint venture.


________________
*Filed herewith.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 7, 2005                             NANOPIERCE TECHNOLOGIES, INC.


                                                   /s/Kristi J. Kampmann
                                                   -----------------------------
                                                   Kristi J. Kampmann,
                                                   Chief Financial Officer